                                                                    Exhibit 99.5

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DEAL NAME: MLMI 2006-WMC1

WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL OF THE GROUPS IN THE DEAL.

                                    AGGREGATE POOL   GROUP: ____1__   GROUP: ______2
                                    --------------   --------------   --------------
          gross WAC (%)                    7.58             7.46             7.73
          wtd avg FICO                   638.60           634.88           642.89
         FICO < 500 (%)                      --               --               --
         FICO < 550 (%)                    5.95             7.49             4.17
         FICO < 600 (%)                   22.46            24.59            20.00
        FICO 600-650 (%)                  38.28            37.50            39.18
    % Uninsured w/ LTV > 80%              33.65            26.97            41.38
          LTV = 80 (%)                    50.03            55.41            43.81
WITHOUT SILENT/SIMULTANEOUS 2NDS
        wtd avg CLTV (%)                  82.36            80.94            83.99
          CLTV > 80 (%)                   33.65            26.97            41.38
        CLTV 95 -100 (%)                   9.77             5.73            14.43
silent/simultaneous 2nd liens (%)         45.32            50.84            38.95
  WITH SILENT/SIMULTANEOUS 2NDS
          wtd Avg CLTV                    91.12            90.83            91.46
        CLTV 90 - 95 (%)                  10.47             9.61            11.46
        CLTV 95 - 100 (%)                 50.32            52.02            48.36
          Full Doc (%)                    32.52            34.46            30.29
         Stated Doc (%)                   15.19            14.28            16.23
   No Doc /No Ratio / NINA (%)               --               --               --
            purch (%)                     50.33            51.73            48.71
           CO refi (%)                    46.82            45.17            48.72
           Own Occ (%)                    96.40            96.04            96.80
          Investor (%)                     1.28             1.46             1.07
       Prepay Penalty (%)                 62.45            62.81            62.03
         wtd avg DTI (%)                  41.98            42.65            41.21
            DTI < 40%                     33.12            31.44            35.06
          DTI 40 - 45%                    25.08            24.34            25.93
          DTI 45 - 50%                    31.76            34.11            29.04
          DTI 50 - 55%                     8.61             8.61             8.61
            DTI > 55%                      1.44             1.50             1.36
       ARM ? (% of total)                 84.61            88.49            80.12
        2/28 (% of total)                 74.49            78.43            69.94
        3/27 (% of total)                  3.89             4.35             3.35
        5/25 (% of total)                  1.73             1.70             1.77
          1st Lien (%)                    89.57            94.00            84.46
        Avg Loan Balance             196,666.46       184,385.37       213,073.92
           # of Loans                  6,438.00         3,682.00         2,756.00
      Loan Bal < $100k (%)                 9.97             8.51            11.66
       Mtg Rates > 12% (%)                 0.60             0.38             0.85
        Manuf Housing (%)                    --               --               --
        largest state (%)              CA(40.68%)       CA(33.82%)       CA(48.62%)
          IO loans (%)                    17.16            12.00            23.11
           10yr IO (%)                     3.75             2.45             5.26
           5yr IO (%)                     13.40             9.56            17.85
           2 yr IO (%)                       --               --               --
            IO: FICO                     675.24           689.72           666.54
           IO LTV (%)                     81.02            80.36            81.41
           IO DTI (%)                     39.75            40.85            39.09
         IO full doc (%)                  38.72            38.82            38.66
          IO: purch (%)                   51.78            63.34            44.83

                                              TEASER      IO TERM   LOAN    GROSS   AVG. BALANCE   INITIAL RATE
LOAN TYPE                                 PERIOD (MTHS)    (MTHS)   TERM   MARGIN        ($)        (ANNUAL %)    % OF POOL
---------                                 -------------   -------   ----   ------   ------------   ------------   ---------
PLEASE MAKE APPROPRIATE ADDITIONS TO INCLUDE RELEVANT ARM AND/OR IO TYPE IN THE DEAL, AND COMPLETE THE FIELDS LISTED BELOW.
2/28 LIBOR Loan                                 24            0      360    6.39      $209,229         7.51%        24.0%
2/28 LIBOR Loan IO                              24           64      360    6.28      $301,516         6.83%        12.9%
2/28 LIBOR Loan (40 Year Amortization)          24            0      360    6.47      $291,570         7.26%        37.6%
3/27 LIBOR Loan                                 36            0      360    6.31      $251,414         7.25%         1.7%
3/27 LIBOR Loan IO                              36           67      360    6.10      $307,956         6.69%         0.9%
3/27 LIBOR Loan (40 Year Amortization)          36            0      360    6.34      $254,584         7.03%         1.3%
5/25 LIBOR Loan                                 60            0      360    6.47      $271,715         7.02%         0.5%
5/25 LIBOR Loan IO                              60           67      360    6.45      $289,996         6.64%         0.5%
5/25 LIBOR Loan IO (Amortization)               60            0      360    6.26      $251,366         6.86%         0.7%
10/20 LIBOR Loan                               120            0      360    6.29      $240,236         6.92%         1.4%
10/20 LIBOR Loan IO                            120          117      360    6.18      $329,763         6.54%         2.9%
10/20 LIBOR Loan (40 Year Amortization)        120            0      360    5.07      $210,613         6.76%         0.1%
Six Month LIBOR                                  6            0      360    6.56      $190,861         7.62%         0.1%
30/15 Ballon                                     0            0      180    0.00      $ 66,098        10.65%        10.3%
35/30 Ballon                                     0            0      360    0.00      $458,449         8.38%         0.0%
40/30 Ballon                                     0            0      360    0.00      $261,443         7.40%         1.0%
10 Year Fixed                                    0            0      120    0.00      $116,815         8.05%         0.0%
15 Year Fixed                                    0            0      180    0.00      $ 86,716         7.92%         0.4%
20 Year Fixed                                    0            0      240    0.00      $ 75,686         8.44%         0.1%
25 Year Fixed                                    0            0      300    0.00      $170,644         8.50%         0.0%
30 Year Fixed                                    0            0      360    0.00      $181,904         7.43%         3.6%